Exhibit 99.1

MITEL NETWORKS CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions of US dollars, except per share amounts)

(unaudited)

	Quarter Ended March 31, 2013	Quarter Ended June 30, 2013	Quarter Ended September 30, 2013	Quarter Ended December 31, 2013	Year Ended December 31, 2013
Revenues	$143.1	$146.6	$135.0	$144.8	$569.5
Cost of revenues	62.3	66.0	56.3	60.7	245.3

Gross margin	80.8	80.6	78.7	84.1	324.2

Expenses:
Selling, general and administrative	54.5	56.3	55.7	57.0	223.5
Research and development	13.8	13.5	14.2	15.4	56.9
Special charges and restructuring costs	1.4	2.6	6.4	7.0	17.4
Loss on litigation settlement	0.1	—	—	—	0.1

	69.8	72.4	76.3	79.4	297.9

Operating income from continuing operations	11.0	8.2	2.4	4.7	26.3
Interest expense	(5.4)	(6.3)	(6.5)	(6.3)	(24.5)
Debt retirement costs	(2.6)	—	—	(0.6)	(3.2)
Other income (expense)	0.1	(0.3)	—	—	(0.2)

Income (loss) from continuing operations, before income taxes	3.1	1.6	(4.1)	(2.2)	(1.6)
Current income tax recovery (expense)	0.6	3.3	(2.7)	0.6	1.8
Deferred income tax recovery (expense)	(2.4)	(2.2)	5.4	(1.2)	(0.4)

Net income (loss) from continuing operations	1.3	2.7	(1.4)	(2.8)	(0.2)
Net loss from discontinued operations	(3.0)	—	—	—	(3.0)

Net income (loss)	$(1.7)	$2.7	$(1.4)	$(2.8)	$(3.2)

Net income (loss) per common share – Basic
From continuing operations	$0.02	$0.05	$(0.03)	$(0.05)	$(0.01)
From discontinued operations	$(0.05)	$—	$—	$—	$(0.05)
Net income (loss) per common share – Basic	$(0.03)	$0.05	$(0.03)	$(0.05)	$(0.06)

Net income (loss) per common share – Diluted
From continuing operations	$0.02	$0.05	$(0.03)	$(0.05)	$(0.01)
From discontinued operations	$(0.05)	$—	$—	$—	$(0.05)
Net income (loss) per common share – Diluted	$(0.03)	$0.05	$(0.03)	$(0.05)	$(0.06)

Weighted-average number of common shares outstanding (in millions):
Basic	53.7	53.7	53.8	53.9	53.8
Diluted	56.2	56.3	53.8	53.9	53.8

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Non-GAAP Net Income

(in millions of US dollars, except per share amounts)

(unaudited)

	Quarter Ended March 31, 2013	Quarter Ended June 30, 2013	Quarter Ended September 30, 2013	Quarter Ended December 31, 2013	Year Ended December 31, 2013
Net income (loss) from continuing operations	$1.3	$2.7	$(1.4)	$(2.8)	$(0.2)
Income tax expense (recovery)	1.8	(1.1)	(2.7)	0.6	(1.4)

Net income (loss) from continuing operations, before income taxes	3.1	1.6	(4.1)	(2.2)	(1.6)

Adjustments:
Foreign exchange loss (gain)	0.5	0.5	(0.5)	0.1	0.6
Special charges and restructuring costs	1.4	2.6	6.4	7.0	17.4
Stock-based compensation	1.1	1.0	1.2	1.3	4.6
Loss on litigation settlement	0.1	—	—	—	0.1
Amortization of acquisition-related intangibles assets	5.6	5.6	6.5	6.5	24.2
Debt retirement costs	2.6	—	—	0.6	3.2
Other	—	0.4	—	—	0.4

Non-GAAP net income from continuing operations, before income taxes	14.4	11.7	9.5	13.3	48.9
Non-GAAP tax expense(1)	(2.2)	(1.8)	(1.4)	(2.0)	(7.4)

Non-GAAP net income from continuing operations	12.2	9.9	8.1	11.3	41.5
Non-GAAP net loss from discontinued operations	(0.1)	—	—	—	(0.1)

Non-GAAP net income	$12.1	$9.9	$8.1	$11.3	$41.4

Non-GAAP net income (loss) per share, diluted:
Non-GAAP net income per common share from continuing operations	$0.22	$0.18	$0.14	$0.19	$0.73
Non-GAAP net loss per common share from discontinued operations	$—	$—	$—	$—	$—
Non-GAAP net income per common share	$0.22	$0.18	$0.14	$0.19	$0.73
Non-GAAP Weighted-average number of common shares outstanding (in millions):	56.2	56.3	56.6	58.1	56.8

(1)	Non-GAAP tax expense is based on an estimated effective tax rate of 15%.

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of US dollars)

(unaudited)

	Quarter Ended March 31, 2013	Quarter Ended June 30, 2013	Quarter Ended September 30, 2013	Quarter Ended December 31, 2013	Year Ended December 31, 2013
Net income (loss)	$(1.7)	$2.7	$(1.4)	$(2.8)	$(3.2)
Net loss from discontinued operations	3.0	—	—	—	3.0

Net income (loss) from continuing operations	1.3	2.7	(1.4)	(2.8)	(0.2)

Adjustments:
Interest expense	5.4	6.3	6.5	6.3	24.5
Income tax expense (recovery)	1.8	(1.1)	(2.7)	0.6	(1.4)
Amortization and depreciation	8.9	9.0	9.7	10.1	37.7
Foreign exchange loss (gain)	0.5	0.5	(0.5)	0.1	0.6
Special charges and restructuring costs	1.4	2.6	6.4	7.0	17.4
Stock-based compensation	1.1	1.0	1.2	1.3	4.6
Loss on litigation settlement	0.1	—	—	—	0.1
Debt retirement costs	2.6	—	—	0.6	3.2
Other	—	0.4	—	—	0.4

Adjusted EBITDA from continuing operations	23.1	21.4	19.2	23.2	86.9

Adjusted EBITDA from discontinued operations(1)	(0.1)	—	—	—	(0.1)

Adjusted EBITDA	$23.0	$21.4	$19.2	$23.2	$86.8

(1)	The reconciliation of net loss from discontinued operations to Adjusted EBITDA from discontinued operations for the quarter ended March 31, 2013 consists of special charges and restructuring costs of $1.6, non-cash impairment of goodwill of $1.9 and an income tax recovery of $0.6.

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	Quarter Ended March 31, 2013	Quarter Ended June 30, 2013	Quarter Ended September 30, 2013	Quarter Ended December 31, 2013	Year Ended December 31, 2013
Revenues
Mitel Communications Solutions	$119.0	$121.8	$110.4	$119.2	$470.4
NetSolutions	21.6	21.5	22.0	22.2	87.3
Other	2.5	3.3	2.6	3.4	11.8

Total revenues	$143.1	$146.6	$135.0	$144.8	$569.5

Segment income
Mitel Communications Solutions	$26.6	$28.3	$25.8	$29.5	$110.2
NetSolutions	5.7	4.3	5.0	3.8	18.8
Other	0.8	0.7	0.6	0.6	2.7

Total segment income	$33.1	$33.3	$31.4	$33.9	$131.7

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